H Y P E R I O N
                                   1999
                               TERM TRUST

                            Semi-Annual Report

                               May 31, 1999

________________________________________________________________________________
HYPERION 1999 TERM TRUST, INC.
Report of the Investment Advisor
________________________________________________________________________________



                                                                 July 20, 1999
Dear Shareholder:

We welcome this opportunity to provide you with information about Hyperion 1999 Term Trust, Inc. (the "Trust") for its semi-annual period ended May 31, 1999, and to share our outlook for the remainder of the fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTT".

Description Of The Trust

The Trust is a closed-end investment company with a scheduled termination date of November 30, 1999. As reported in the annual report dated November 30, 1998, the Trust's investment advisor, Hyperion Capital Management, Inc. (the "Advisor"), has determined that the amount of portfolio risk required during the remaining term of the Trust to attain the $10.00 per share terminal date objective would be inappropriate for the Trust and its shareholders. Accordingly, the Trust's portfolio is now invested primarily in U.S. Treasury and mortgage-backed securities ("MBS") that mature near the Trust's scheduled termination date, but will not enable the Trust to achieve its objective to return $10.00 per share by that time.

Market Environment

Fueled by the continued strength of the domestic economy, a slowly recovering global economy, and an alarmingly high consumer price index ("CPI") report in April, fixed income markets were very volatile during the last 12 months. For example, interest rates, driven down over 1.0% by global economic problems in 1998, increased by over 1.5% thus far in 1999. Over the last six months, the yield on the 2-year U.S. Treasury Note increased from 4.53% to 5.40%, while the yield on the 10-year U.S. Treasury
Note increased from 4.64% to 5.62%. All of this foretells the tightening in monetary policy by the Federal Reserve this summer. The Federal Reserve's decision to raise interest rates marks the first increase since February 1997. We believe increases will be limited to 50 basis points this year, however, with uncertainties surrounding the Year 2000 preventing any further move.

The next twelve months should be as volatile as the last year. Problems associated with Year 2000 issues-whether real or perceived-could set off a chain reaction of events affecting the markets. Given these uncertainties, we expect certain sectors of the market to underperform in the Third and Fourth Quarters of 1999. Therefore, until a clear trend emerges, our strategy will be to maintain a conservative positioning of the Trust with respect to duration, maturity, and liquidity.

Portfolio Strategy and Performance

Due to the Trust's targeted termination in November 1999, its maturity and duration (duration measures a bond portfolio's price sensitivity to interest rate changes) profile have slowly been reduced from 1.9 years in 1998 to its current level of 1.0 year. During this last year, we have been gradually increasing the portfolio's concentration in U.S. Treasuries and high quality AAA rated MBS and asset-backed securities ("ABS") that have maturities consistent with the termination date of the Trust. In the process, we have reduced exposure to prepayment risk by reinvesting into MBS that either have lower coupon collateral or have structural features that reduce prepayment risk. Consistent with this objective, the portfolio's allocation to Treasuries and Collateralized Mortgage Obligations ("CMOs") has increased by over 12% over the last six months.

For the remainder of the year, we will continue to manage the Trust with the goal of reducing duration and being invested in cash and/or cash equivalents by late October 1999 in preparation for its scheduled liquidation. The Trust's total return based on Net Asset Value ("NAV") for the six month period ending May 31, 1999, was 1.89%. Total return is based upon the change in NAV of the Trust's shares and includes reinvestment of dividends. Based on the NYSE closing price of $7.3125 on May 31, 1999, the Trust was yielding 5.81%.

On July 9, 1999, the Board of Directors of the Trust declared a new monthly dividend of $0.03125 per share. This dividend represents an annualized rate of 3.75% based on the Trust's initial offering price of $10.00 per share.



________________________________________________________________________________
HYPERION 1999 TERM TRUST, INC.
Report of the Investment Advisor
________________________________________________________________________________


During the past six months, the Trust has continued its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions were made when the share price of the Trust was significantly below the Trust's NAV. By purchasing the shares at a discount to the NAV and retiring them, the spread (between share purchase price and the NAV) is captured by the Trust and benefits all of the Trust's remaining shareholders. From December 23, 1993 (inception date), through and including May 31, 1999, the Trust has repurchased and retired 1,902,300 shares, capturing $0.0138 in additional NAV per share, for a total of $847,342 for all shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category on May 31, 1999.

                        HYPERION 1999 TERM TRUST, INC.
                Portfolio of Investments As Of May 31, 1999 *

 U.S. Government Agency Pass-Through Certificates                         6.7%
 U.S. Government Agency Collateralized Mortgage Obligations              54.9%
 U.S. Treasury Obligations                                               18.4%
 Asset-Backed Securities                                                  6.1%
 Collateralized Mortgage Obligations                                      2.9%
 Municipal Zero Coupon Securities                                         0.2%
 Repurchase Agreement                                                    10.8%

*As a percentage of total investments.

Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.


Sincerely,





ANDREW M. CARTER                         CLIFFORD E. LAI
Director and Chairman of the Board,      President,
Hyperion 1999 Term Trust, Inc.           Hyperion 1999 Term Trust, Inc.
Chairman and Chief Executive Officer,    President and Chief Investment Officer,
Hyperion Capital Management, Inc.        Hyperion Capital Management, Inc.


------------------------------------------------------------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Portfolio of Investments                                                               Principal
May 31, 1999 (unaudited)                        Interest                                 Amount                     Value
                                                  Rate            Maturity               (000s)                    (Note 2)
------------------------------------------------------------------------------------------------------------------------------------


U.S. GOVERNMENT & AGENCY OBLIGATIONS - 79.3%
U.S. Government Agency Pass-Through Certificates - 6.6%
Federal National Mortgage Association             6.00 %     11/01/00-08/01/02                $ 23,200                 $ 23,209,066
                                                  6.30            06/25/13                       5,830                    5,826,768
                                                  6.50            08/01/02                         585                      593,061
                                                                                                           -------------------------

Total U.S. Government Agency Pass-Through Certificates
             (Cost - $29,002,768)                                                                                        29,628,895
                                                                                                           -------------------------


U.S. Government Agency Collateralized Mortgage Obligations - 54.4%
Federal Home Loan Mortgage Corporation
    Series 1626, Class PG                         5.70            08/15/07                       6,122                    6,121,477
    Series 1490, Class PE                         5.75            07/15/06                       2,919                    2,919,273
    Series 2048, Class QA                         5.75            12/15/09                      10,587                   10,587,642
    Series 1634, Class PE                         5.75            06/15/18                       6,413                    6,402,518
    Series 1539, Class PG                        5.80            06/15/05                      14,424                   14,426,957
    Series 1610, Class PE                         6.00            04/15/17                      24,086                   24,134,008
    Series 1517, Class E                          6.00            04/15/18                         736                      735,487
    Series 1836, Class C                          6.25            06/15/14                       4,200                    4,210,293
    Series 1478, Class F                          6.50            05/15/06                       8,156                    8,222,227
    Series 1453, Class S                          7.85 +          01/15/00                       2,712                    2,726,470
                                                                                                           -------------------------
                                                                                                                         80,486,352
                                                                                                           -------------------------

Federal National Mortgage Association
    Series 1993-202, Class E                      5.75            12/25/16                      10,720                   10,703,826
    Series 1994-30, Class E                       5.75            11/25/17                      20,670                   20,639,655
    Series 1993-210, Class PE                     5.75            03/25/18                      11,937                   11,919,591
    Series 1993-191, Class PE                     5.80            09/25/06                      10,995                   10,984,739
    Series 1994-50, Class PD                      5.85            09/25/17                      41,594                   41,568,481
    Series 1994-27, Class PE                      5.90            08/25/17                       7,796                    7,783,530
    Series 1993-174, Class D                      6.00            07/25/06                      26,070                   25,983,691
    Series 1994-34, Class A                       6.00            08/25/07                       3,836                    3,837,728
    Series 1998-11, Class G                       6.00            05/18/09                       3,933                    3,929,907
    Series 1998-6, Class PB                       6.00            03/18/13                      11,705                   11,726,303
    Series 1993-160, Class PE                     6.00            05/25/16                       6,000                    5,991,941
    Series 1993-10, Class PE                      6.50            10/25/04                       4,988                    4,991,313
    Series 1997-32, Class PA                      6.50            04/25/09                       3,639                    3,636,908
                                                                                                           -------------------------
                                                                                                                        163,697,613
                                                                                                           -------------------------

Total U.S. Government Agency Collateralized Mortgage Obligations
             (Cost - $241,327,002)                                                                                      244,183,965
                                                                                                           -------------------------

U.S. Treasury Obligations - 18.3%
U.S. Treasury Notes                               5.88            11/15/99                       5,700                    5,723,156
                                                  6.25            05/31/00                       8,000                    8,077,504
                                                  7.75            12/31/99                      25,000                   25,394,531
                                                  7.75            01/31/00                      42,000                   42,754,698
                                                                                                           -------------------------
Total U.S. Treasury Obligations
             (Cost - $81,565,342)                                                                                        81,949,889
                                                                                                           -------------------------

Total U.S. Government & Agency Obligations
             (Cost - $351,895,112)                                                                                      355,762,749
                                                                                                           -------------------------
------------------------------------------------------------------------------------------------------------------------------------



ASSET-BACKED SECURITIES - 6.1%
FirstPlus Home Loan Owner
    Series 1998-2, Class A2                       6.23 %          06/10/10                    $ 10,000                 $ 10,012,400
                                                                                                           -------------------------
Green Tree Financial Corp.
    Series 1998-B, Class A                        6.06            11/15/29                       1,309                    1,311,374
                                                                                                           -------------------------
The Money Store Home Equity Trust
    Series 1998-A, Class AH1                      6.36            07/15/07                         651                      650,295
                                                                                                           -------------------------
Neiman Marcus Credit Master Trust
    Series 1995-1, Class A                        7.60            06/15/03                      15,000                   15,263,400
                                                                                                           -------------------------

Total Asset-Backed Securities
             (Cost - $26,957,971)                                                                                        27,237,469
                                                                                                           -------------------------

------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.9%
Commercial Mortgage Acceptance Corporation
    Series 1996-C1, Class A *                     6.68  +         12/25/20                       2,443                    2,434,523
                                                                                                           -------------------------
Contimortgage Home Equity Loan Trust
    Series 1998-2, Class A2A                      6.15  +         03/15/13                       5,996                    5,997,008
                                                                                                           -------------------------
Merrill Lynch Mortgage Investors, Inc.
    Series 1995-C1, Class A                       7.14  +         05/25/15                       3,100                    3,124,330
                                                                                                           -------------------------
Prudential Home Mortgage Securities Co., Inc.
    Series 1993-61, Class A5                      6.50            12/26/07                       1,307                    1,309,320
                                                                                                           -------------------------

Total Collateralized Mortgage Obligations
             (Cost - $12,856,229)                                                                                        12,865,181
                                                                                                           -------------------------

------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITY - 0.2%
Kansas
Kansas City, Kansas, Utility System
    Revenue Bonds**
             (Cost - $948,173)                    3.71 (a)        03/01/00                         985                      958,349
                                                                                                           -------------------------

------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 10.7%
Dated 5/27/99, with Morgan Stanley Dean Witter;
    proceeds: $12,008,117; collateralized by $12,310,000
    FNMA 1998-45 PD, 6.00%,  due 4/18/18,
    value: $12,244,880 (Note 2)
             (Cost - $12,000,000)                 4.87            06/01/99                      12,000                   12,000,000
                                                                                                           -------------------------

Dated 5/21/99, with Lehman Brothers;
    proceeds: $36,052,140; collateralized by $35,535,777
    FHR 2006 ZB, 7.00%,  due 10/15/27,
    value: $39,688,093 (Note 2)
             (Cost - $36,000,000)                 4.74            06/01/99                      36,000                   36,000,000
                                                                                                           -------------------------

Total Repurchase Agreements
             (Cost - $48,000,000)                                                                                        48,000,000
                                                                                                           -------------------------

------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.2%
             (Cost - $440,657,485)                                                                                      444,823,748
                                                                                                           -------------------------

Other Assets in Excess of Liabilities - 0.8%                                                                              3,828,045
                                                                                                           -------------------------

NET ASSETS - 100.0%                                                                                                   $ 448,651,793
                                                                                                           =========================


--------------------------------------------------------------------------------

               + - Variable Rate Security: Coupon rate is rate in effect at
                   May 31, 1999.
              (a)- Zero Coupon Bond. Interest rate represents yield to maturity.
               * - Security exempt from registration under Rule 144A of the
                   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
              ** - Insured by American Municipal Bond Assurance Corporation.

_________________
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Assets and Liabilities
May 31, 1999 (unaudited)

--------------------------------------------------------------------------------


Assets:
Investments, at value (cost $440,657,485) (Note 2)                                                              $       444,823,748
Interest receivable                                                                                                       3,808,629
Principal paydowns receivable                                                                                                28,625
Prepaid expenses                                                                                                            334,746
                                                                                                                 -------------------
              Total assets                                                                                              448,995,748
                                                                                                                 -------------------

Liabilities:
Temporary bank overdraft                                                                                                     48,733
Accrued expenses and other liabilities                                                                                      295,222
                                                                                                                 -------------------
            Total liabilities                                                                                               343,955
                                                                                                                 -------------------

Net Assets (equivalent to $7.31 per share based on
            61,358,339 shares issued and outstanding)                                                           $       448,651,793
                                                                                                                 ===================

Composition of Net Assets:
Capital stock, at par value ($.01)  (Note 6)                                                                     $           613,583
Additional paid-in capital (Note 6)                                                                                     580,123,157
Undistributed net investment income                                                                                      12,467,162
Accumulated net realized loss                                                                                          (148,718,372)
Net unrealized appreciation                                                                                               4,166,263
                                                                                                                 -------------------

Net assets applicable to capital stock outstanding                                                              $       448,651,793
                                                                                                                 ===================

__________
See notes to financial statements


--------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc
Statement of Operations
For the Six Months Ended May 31, 1999 (unaudited)

--------------------------------------------------------------------------------


Investment Income (Note 2):
         Interest                                                                                               $        15,033,426
                                                                                                                --------------------

Expenses:
         Investment advisory fee (Note 3)                                                                                 1,123,830
         Administration fee (Note 3)                                                                                        313,349
         Insurance                                                                                                          109,661
         Custodian                                                                                                           55,523
         Reports to shareholders                                                                                             34,712
         Transfer agency                                                                                                     30,403
         Registration                                                                                                        26,024
         Directors' fees                                                                                                     25,832
         Accounting and tax services                                                                                         20,354
         Legal                                                                                                                7,710
         Miscellaneous                                                                                                       20,144
                                                                                                                --------------------
                  Total operating expenses                                                                                1,767,542
                       Interest expense (Note 5)                                                                          1,041,047
                                                                                                                --------------------
                  Total expenses                                                                                          2,808,589
                                                                                                                --------------------
         Net investment income                                                                                           12,224,837
                                                                                                                --------------------

Realized and Unrealized Gains (Losses) on Investments
         and Futures Transactions (Notes 2 and 4):
Net realized gains (losses) on:
         Investments                                                                                                        (66,946)
         Futures transactions                                                                                               358,454
                                                                                                                --------------------
                                                                                                                             291,508
                                                                                                                --------------------

Net change in unrealized appreciation on investments                                                                     (4,058,739)
                                                                                                                --------------------

Net realized and unrealized loss on investments and futures transactions                                                 (3,767,231)
                                                                                                                --------------------
Net increase in net assets resulting from operations                                                            $         8,457,606
                                                                                                                ====================
__________
See notes to financial statements



------------------------------------------------------------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc                                                                    For the              For the Year
Statements of Changes in Net Assets                                                           Six Months Ended           Ended
                                                                                               May 31, 1999           November 30,
                                                                                               (unaudited)                1998
------------------------------------------------------------------------------------------------------------------------------------



Increase in Net Assets Resulting from Operations:
     Net investment income                                                                $       12,224,837     $       26,156,429
     Net realized gains on investment, short sales and
         futures transactions                                                                        291,508             10,584,704
     Net change in unrealized appreciation on investments,
         short sales and futures transactions                                                     (4,058,739)            (4,445,668)
                                                                                          -------------------   --------------------
     Net increase in net assets resulting from operations                                          8,457,606             32,295,465
                                                                                          -------------------   --------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                       (13,039,692)           (26,092,588)
                                                                                          -------------------   --------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                                          -             (1,315,955)
                                                                                          -------------------   --------------------

               Total increase (decrease) in net assets                                            (4,582,086)             4,886,922

Net Assets:
     Beginning of period                                                                         453,233,879            448,346,957
                                                                                          -------------------   --------------------
     End of period (including undistributed net investment income
          of $12,467,162 and $13,282,017, respectively)                                   $      448,651,793     $      453,233,879
                                                                                          ===================   ====================
__________
See notes to financial statements



--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC
Statement of Cash Flows
For the Six Months Ended May 31, 1999 (unaudited)

--------------------------------------------------------------------------------


Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (excluding net accretion of $203,000)                                                      $       15,451,617
    Interest expense paid                                                                                                (1,263,926)
    Operating expenses paid                                                                                              (1,639,361)
    Purchase and sale of short-term portfolio investments, net                                                          (38,738,000)
    Purchases of long-term portfolio investments                                                                        (43,957,318)
    Proceeds from dispositions of long-term portfolio investments and
          principal paydowns                                                                                            196,886,558
   Net cash used for futures transactions                                                                                   358,454
                                                                                                                --------------------

   Net cash provided by operating activities                                                                            127,098,024
                                                                                                                --------------------

Cash flows used for financing activities:
    Net cash used for reverse repurchase agreements                                                                    (113,977,625)
    Cash dividends paid                                                                                                 (13,169,144)
    Cash used to repurchase and retire Trust shares                                                                               -
                                                                                                                --------------------

    Net cash used for financing activities                                                                             (127,146,769)
                                                                                                                --------------------

Net decrease in cash                                                                                                        (48,745)
Cash at beginning of period                                                                                                      12
                                                                                                                --------------------

Temporary bank overdraft at end of period                                                                        $          (48,733)
                                                                                                                ====================

Reconciliation of Net Increase in Net Assets Resulting from
  Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations                                                             $        8,457,606
                                                                                                                --------------------
    Decrease in investments                                                                                             114,055,186
    Decrease in net unrealized appreciation on investments                                                                4,058,739
    Decrease in interest receivable                                                                                         649,816
    Increase in other assets                                                                                               (126,307)
    Increase in other liabilities                                                                                             2,984
                                                                                                                --------------------

          Total adjustments                                                                                             118,640,418
                                                                                                                --------------------

Net cash used for operating activities                                                                           $      127,098,024
                                                                                                                ====================

See notes to financial statements



---------------------------------------------------------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc                For the       For the Year   For the Year   For the Year   For the Year   For the Year
Financial Highlights                      Six Months Ended    Ended          Ended          Ended           Ended         Ended
                                           May 31, 1999    November 30,   November 30,   November 30,  November 30,   November 30,
                                            (Unaudited)       1998           1997           1996           1995          1994
---------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of the period  $       7.39   $       7.28   $       7.25   $       7.61   $       7.72   $      7.02
                                          -------------  -------------  -------------  -------------  -------------  ------------
Net investment income                             0.20           0.43           0.47           0.52           0.51          0.68
Net realized and unrealized gain (loss)
     on investment, short sales and
     futures transactions                        (0.07)          0.11          (0.01)         (0.40)         (0.10)         0.58
                                          -------------  -------------  -------------  -------------  -------------  ------------
Net increase in net asset value resulting
      from operations                             0.13           0.54           0.46           0.12           0.41          1.26
                                          -------------  -------------  -------------  -------------  -------------  ------------
Net effect of shares repurchased                     -              -           0.01              -              -             -
Dividends from net investment income             (0.21)         (0.43)         (0.44)         (0.48)         (0.52)        (0.56)
                                          -------------  -------------  -------------  -------------  -------------  ------------
Net asset value, end of period            $       7.31   $       7.39   $       7.28   $       7.25   $       7.61   $      7.72
                                          =============  =============  =============  =============  =============  ============
Market price, end of period               $     7.3125   $      7.190   $      6.875   $       6.50   $       6.50   $     6.875
                                          =============  =============  =============  =============  =============  ============

Total Investment Return +                        4.72% (1)     10.92%         12.90%          7.53%          1.91%        10.29%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)              $448,652       $453,234       $448,347       $455,516       $480,080      $487,264
Operating expenses                               0.79% (2)      0.79%          0.81%          0.83%          0.96%         0.83%
Interest expense                                 0.46% (2)      2.58%          2.27%          2.27%          2.50%         1.69%
Total expenses                                   1.25% (2)      3.37%          2.98%          3.10%          3.46%         2.52%
Net investment income                            5.44% (2)      5.79%          6.57%          7.05%          6.55%         9.07%
Portfolio turnover rate                             9%            63%            50%           135%           473%          745%


+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan
(1)  Not Annualized
(2)  Annualized

__________
See notes to financial statements


________________________________________________________________________________
HYPERION 1999 TERM TRUST, INC.
Notes to Financial Statements
May 31, 1999 (unaudited)
________________________________________________________________________________

1.  The Trust

Hyperion 1999 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on November 22, 1991, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1999 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999.
Hyperion Capital Management, Inc. (the "Advisor"), presently intends to manage the portfolio for the remaining term of the Trust in a manner that attempts to achieve the Trust's objectives, but there is no assurance that these investment objectives can be achieved; indeed, under current market conditions the Trust will not be able to achieve its objective to return $10.00 per share by its scheduled termination date, November 30, 1999.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Trust are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial conditional of an issuer or market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being


2.  Significant Accounting Policies (continued)

exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market for the underlying security.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The  Trust   invests  in  financial   futures   contracts  to  hedge   against
fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional


2.   Significant Accounting Policies (continued)

information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Temporary bank overdraft" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the six months ended May 31, 1999, the Advisor received $1,123,830 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Adminstrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust and preparing reports and other documents required by Federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the six months ended May 31, 1999, the Administrator received $313,349 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended May 31, 1999, were $0 and $62,130,614, respectively. Purchases and sales of U.S. Government securities, for the six months ended May 31, 1999, were $43,957,318 and $14,550,469, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the


5.       Borrowings (continued)

price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1999, the Trust had no reverse repurchase agreements outstanding.

The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 1999 was $41,685,264 at a weighted average interest rate of 5.01%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $104,845,625, as of December 1, 1998, which was 18.55% of total assets.

6.  Capital Stock

There are 75 million shares of $.01 par value common stock authorized. Of the 61,358,339 shares outstanding at May 31, 1999, the Advisor owned 25,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 9.5 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of May 31, 1999, 1,902,300 shares have been repurchased pursuant to this program at a cost of $12,812,926 and an average discount of 6.61% from its net asset value. For the six months ended May 31, 1999, no shares have been repurchased. For the year ended November 30, 1998, 186,000 shares had been repurchased at a cost of $1,315,955, at an average discount of 4.30%. All shares repurchased have been retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the six months ended May 31, 1999.

There were no open futures contracts at May 31, 1999.



------------------------------------------------------------------------------

                          PROXY RESULTS (unaudited)

------------------------------------------------------------------------------

During the six months ended May 31, 1999, Hyperion 1999 Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 20, 1999. The description of each proposal and number of shares voted are as follows:


-------------------------------------------------------------- ---------------------------- ----------------- --------------------

                                                                                              Shares Voted       Shares Voted
                                                                                                  For          Without Authority
-------------------------------------------------------------- ---------------------------- ----------------- --------------------

1.   To elect the members to the Trust's Board of Directors:   Robert F. Birch                 52,116,753         1,030,532
                                                               Andrew M. Carter                52,114,460         1,032,825
                                                               Lewis S. Ranieri                52,121,429         1,025,856
                                                               Patricia A. Sloan               52,121,636         1,025,649

-------------------------------------------------------------- ---------------------------- ----------------- --------------------

                                                                      Shares Voted              Shares Voted     Shares Voted
                                                                           For                     Against          Abstain
-------------------------------------------------------------- ---------------------------- ----------------- --------------------

2.  To select PricewaterhouseCoopers LLP as the Trust's
     independent accountants:                                               52,290,986            356,385            499,915


--------------------------------------------------------------- ------------------------ ------------------- ---------------------


------------------------------------------------------------------------------

                       YEAR 2000 CHALLENGE (unaudited)

------------------------------------------------------------------------------


The Trust could be adversely affected if computers used by the Trust's service providers do not properly process information dated January 1, 2000 and after. The Trust's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Trust depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

------------------------------------------------------------------------------



------------------------------------------------------------------------------

                          DIVIDEND REINVESTMENT PLAN

------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.



INVESTMENT ADVISOR AND ADMINISTRATOR                                          CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.                                             STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                                                             225 Franklin Street
165 Broadway, 36th Floor                                                      Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:                                      INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                                                              PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                                                                1177 Avenue of the Americas
                                                                              New York, New York  10036
BOSTON EQUISERVE, L.P.
Investor Relations Department                                                 LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts  02266-8200                                             SULLIVAN & WORCESTER LLP
For Shareholder Services:                                                     1025 Connecticut Avenue, N.W.
(800) 426-5523                                                                Washington, D.C.  20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.


________________________________________________________________________________
Officers & Directors
________________________________________________________________________________

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer


* Audit Committee Members

The accompanying financial statements as of May 31, 1999 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                     Hyperion 1999 Term Trust, Inc.
                                 One Liberty Plaza
                          165 Broadway, 36th Floor
                         New York, NY  10006-1404